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                                                                   EXHIBIT 10.20


                              SECOND AMENDMENT TO
                              PURCHASE AGREEMENT
                              ------------------

     This Second Amendment to Purchase Agreement (this "Amendment") dated as of June 17, 1999 is between MILLITECH CORPORATION, a Massachusetts corporation ("Millitech"), and MASSACHUSETTS TECHNOLOGY DEVELOPMENT CORPORATION, a body politic and corporate and a public instrumentality of the Commonwealth of Massachusetts ("MTDC").

     A. Millitech and MTDC entered into a Purchase Agreement, dated as of June 1988 (the "Original Agreement").

     B. Millitech and MTDC have heretofore amended the Original Agreement pursuant to a First Amendment, dated December 28, 1988 (the Original Agreement, as heretofore amended, is hereinafter referred to as the "Purchase Agreement").

     C. Millitech and MTDC desire to further amend the Purchase Agreement in connection with the extension by MTDC to Millitech of a new credit of $400,000 on the date hereof.

     NOW, THEREFORE, the parties hereto, each in consideration of the acts and promises of the other and for other good and valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1. Section 1 of the Purchase Agreement is hereby amended by adding thereto a new section 1.4 as follows:

          1.4  1999 Investment.
               ---------------

               (a) On June 17, 1999, MTDC is loaning the Company the sum of $400,000 (the "1999 Loan"). The 1999 Loan, the New Loan and the Loan are sometimes referred to collectively as the "Loans." The 1999 Loan is evidenced by a Subordinated Promissory Note, dated June 17, 1999 (the "1999 Note"). The 1999 Note, the New Note and the Note are sometimes referred to collectively as the "Notes."

               (b) On June 17, 1999, the Company is issuing to MTDC a stock purchase warrant to subscribe for and purchase 40,000 shares of the Company's Common Stock and is extending the duration of the outstanding Class A Preferred Stock Purchase Warrant.

     2. The first sentence of Section 4.2 of the Purchase Agreement is hereby replaced in its entirety with the following:
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          The authorized capital stock of the Company consists of (a) 36,000,000 shares of Common Stock, $.01 par value, of which 1,000,360 shares have been issued and are outstanding, (b) 3,090,323 shares of Class A Preferred Stock, $.01 par value, of which 3,045,696 shares are issued and outstanding, (c) 789,677 shares of Class B Preferred Stock, $.01 par value, of which 789,677 shares are issued and outstanding, (d) 0 shares of Class C Preferred Stock, $.01 par value, of which no shares are issued and outstanding, (e) 7,200,000 shares of Class D Preferred Stock, of which 7,200,000 are issued and outstanding, (f) 8,000,000 shares of Class E Preferred Stock, of which 3,274,841 shares are issued and outstanding, and (g) 7,500,000 shares of undesignated Preferred Stock.

     3. The first sentence of Section 4.11 of the Purchase Agreement is hereby replaced in its entirety with the following:

          All contracts and agreements, written or oral, which are of material importance to the business of the Company or any Subsidiary are legal, valid and binding obligations of the Company and, to the Company's knowledge, of the other parties thereto. The Company has performed all of its material obligations under such contracts required to be performed to date and is not in material default under any of those contracts. The Company has not received notice from any other party to those contracts that such other party believes the Company is in breach or default thereunder.

     4. Section 7.6.1 of the Purchase Agreement is hereby amended by (a) deleting therefrom the number "90" and inserting in lieu thereof the number "120" and (b) deleting therefrom the last textual paragraph in its entirety.

     5. Section 7.11 of the Purchase Agreement is hereby amended by deleting therefrom the words "Erik van der Kaay" and inserting in lieu thereof the words "John L. Youngblood (or another individual reasonably acceptable to MTDC)."

     6. The text of Section 7.12 of the Purchase Agreement is hereby replaced in its entirety with the following:

          Maintain at the Company's expense insurance on the life of the chief executive officer of the Company in an amount at least equal to the outstanding amount of the Loans.

     7. The text of Section 7.23 of the Purchase Agreement is hereby replaced in its entirety with the following:

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          The Company shall comply with the affirmative covenants set forth in this Section 7 until the payment in full of the Notes; provided, however, that compliance with such affirmative covenants may be waived from time to time by the holder of the Notes acting alone.

     8.   Section 7.24 of the Purchase Agreement is hereby deleted.

     9. Section 8.6 of the Purchase Agreement is hereby amended by adding a new clause (e) at the end thereof (before the period) as follows: "or (e) investments made for cash management purposes approved by vote of two-thirds of the acting Board of Directors of the Company."

     10. Section 8.9 of the Purchase Agreement is hereby amended by deleting therefrom the number "$750,000" and inserting in lieu thereof the number "$1,250,000."

     11. Section 8.11 of the Purchase Agreement is hereby amended by deleting therefrom the number "$60,000" and inserting in lieu thereof the number "$125,000."

     12. The text of Section 8.12 of the Purchase Agreement is hereby replaced in its entirety with the following:

          The Company shall comply with the negative covenants set forth in this Section 8 until the payment in full of the Notes; provided, however, that compliance with such negative covenants may be waived from time to time by the holder of the Notes acting alone.

     13. The street address of MTDC set forth in Section 12.7 of the Purchase Agreement is hereby replaced with 148 State Street. The notice address for Mirick, O'Connell, DeMallie & Lougee set forth in Section 12.7 of the Purchase Agreement is hereby changed to: Mirick, O'Connell, DeMallie & Lougee, LLP, 100 Front Street, Worcester, MA 01608, Attn: David L. Renauld.

     14.  Schedules 4.1A, 4.1B, 4.2, 4.3, 4.6, 4.7, 4.8, 4.12, and 7.19 to the
Purchase Agreement are hereby replaced with the same numbered schedules attached to this Amendment. Schedule 4.11 to the Purchase Agreement is hereby deleted.

     15. Except as herein expressly modified, all other provisions of the Purchase Agreement shall remain unchanged, are in full force and effect, and are hereby ratified and confirmed.

     16. This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws.

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

  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Purchase Agreement as an instrument under seal as of the date first set forth above.


Attest:                            MILLITECH CORPORATION



/s/ David L. Renauld               By: /s/ Dennis C. Stempel
-------------------------              -------------------------
Name:  David L. Renauld            Name:  Dennis C. Stempel
Title: Clerk                       Title: Vice President and CFO


                                   MASSACHUSETTS TECHNOLOGY
                                   DEVELOPMENT CORPORATION



                                   By: /s/ John F. Hodgman
                                       -------------------------
                                   Name:  John F. Hodgman
                                   Title: President, MTDC

                                       4
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         THE FOLLOWING IS A SUMMARY OF THE INFORMATION PROVIDED IN THE
         SCHEDULES OF THE SECOND AMENDMENT TO THE PURCHASE AGREEMENT.
              FURTHER INFORMATION WILL BE FURNISHED UPON REQUEST.


                            Schedules 4.1A and 4.1B
                            -----------------------

     A copy of the Company's Articles of Organization and By-laws. Both of these documents are outdated.


                                 Schedule 4.2
                                 ------------

     The capitalization of the Company. This is outdated.


                                 Schedule 4.3
                                 ------------

     A list of the Company's equity investments as of the date of the Amendment.


                                 Schedule 4.6
                                 ------------

     A list of liens held against the Company as of the date of the Amendment.


                                 Schedule 4.7
                                 ------------

     A list of the Company's intellectual property as of the date of the Amendment.


                                 Schedule 4.8
                                 ------------

     A list of litigation the Company is actively involved in as of the date of the Amendment.


                                 Schedule 4.12
                                 -------------

     A list of agreements between the Company and Associates as of the date of the Amendment.


                                 Schedule 7.19
                                 -------------

     A list of the Company's Noncompetition, Nondisclosure and Inventions Agreements as of the date of the Amendment.



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